UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Annual Report to Shareholders was mailed on March 1, 2007.

Activa
ANNUAL REPORT
DECEMBER 31, 2006


ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Capital Management, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds NWQ Global
   Investors, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Logo: ACTIVA Mutual Funds

ACTIVA Mutual Funds Annual Report
Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             6

ACTIVA INTERNATIONAL FUND                                                      8


ACTIVA Additional Information                                                 10


ACTIVA Officers and Trustees of the Fund                                      12


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              14

   Activa Value Fund                                                          19

   Activa Growth Fund                                                         23

   Activa International Fund                                                  26


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           29

STATEMENT OF OPERATIONS                                                       30

STATEMENT OF CHANGES IN NET ASSETS                                            31

NOTES TO FINANCIAL STATEMENTS                                                 33


FINANCIAL HIGHLIGHTS                                                          38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        42


The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent.


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT

Dear Shareholder:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2006. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

In 2006, we saw much of the markets rise come in the second half of the year. After a rocky first half of 2006 due to concerns over higher energy and higher raw materials costs as well as interest rate increases by the Federal Reserve, the 3rd and 4th quarters of 2006 experienced strong returns which resulted from stabilized interest rates, strong corporate profits and steady economic growth. The Federal Reserve increased the Fed Funds rate four times in early 2006, but the rate has not changed since the June move to 5.25%. Equity market returns were strong with the Dow Jones Industrial Average ending the year up 18.3%, after falling negative in July. The broader markets also ended on the positive side with the Standard & Poor's 500 Index up 15.8% for the year. International stocks, as measured by the MSCI EAFE Index, experienced the best returns for the year ending up 26.9%.

On subsequent pages to this Shareholders Report you will find management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the funds.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

Interested in establishing a Retirement Account? Activa offers Individual Retirement Accounts (IRAs) as well as Master Profit Sharing Plans. There is still time to contribute to an IRA for 2006. The IRA contribution limit for the 2006 tax-year remains at $4,000. There has been an increase in the amount for the additional catch-up contribution to $1,000, which means for those 50 years and over you may be able to invest up to $5,000 in an IRA for 2006. You have until April 15, 2007 to establish an IRA for the 2006 tax year.

We have both Traditional and Roth IRAs for investors who are eligible to participate. Traditional IRA contributions may be tax deductible and require withdrawals to begin at age 701 1/42. Roth IRAs are not tax deductible in the year of contribution but may grow tax-free. There are no mandatory withdrawal requirements for Roth IRAs. There are Internal Revenue Service eligibility requirements for both Traditional and Roth IRAs and those rules should be reviewed prior to investing. Please call us to discuss the IRA choices and receive additional information. Our web-site also offers financial calculators that may help you decide between a Traditional or Roth IRA.

We also offer a Master Profit Sharing Plan with a 401(k) feature designed for independent business owners. With the Master Profit Sharing Plan you may contribute a larger annual amount and help employees establish retirement savings accounts as well. Please contact us to discuss the Plan in more detail.

On behalf of the Activa Funds I want to thank you for your support of our Fund family. We will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President


                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC HIGHLIGHTS

The Federal Reserve tightened credit four times during the year, raising the Federal Funds Rate from 4.25% to 5.25%. Since its last increase in June, however, the Federal Reserve paused after 17 consecutive .25% rate hikes. Despite the tighter credit environment 2006 was characterized by solid US economic growth, commodity price pressures, US budget and trade deficits and a weaker US dollar. The tighter credit conditions contributed to a decline in housing activity.

MARKET HIGHLIGHTS

The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period, as shorter interest rates moved up more than longer rates. The yield difference from 2-year treasuries to 30-year treasuries decreased from .14% as of December 31, 2005 to .0% as of December 31, 2006. Overall, the 2 year treasury yield increased from 4.40% on December 31, 2005 to 4.81% as of December 31, 2006, while the 30-year treasury yield increased from 4.54% to 4.81% over the same period. The modest increase in interest rates did not prevent the Lehman Aggregate Bond Index from posting a 4.33% total return as additional coupon income from the treasury, agency, corporate and mortgage-backed sectors was sufficient enough to exceed the price decline caused by the increase in rates.

PORTFOLIO HIGHLIGHTS

The Fund generated a total return of 3.68% for the 12 month period ended December 31, 2006. Overall the Fund's relative return benefited from overweighting the mortgage and asset-backed sectors and an above index duration posture. Detractors from the Fund's relative return included an underweight in the credit sector and in particular "BBB" rated securities as corporate profitability held up better than we anticipated. We recently added opportunistic investments in split-rated securities as well as an allocation to high quality, non-U.S., sovereign securities. We believe the relative value opportunities offered in these sectors are attractive and present positive total return opportunities. In addition, the Fund expects to maintain a modest overweight position in the middle of the yield curve.

OUTLOOK

We believe the prospects for relative price stability with modest economic growth will allow the Federal Reserve to remain on hold during Q1 2007. The challenge will remain to identify the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Pie Chart:
Quality Diversification
as of 12/31/06
BBB                              9%*
A                               14%
AA                               3%
AAA                             22%
U.S. Government and
U.S. Government Agency
Obligations                     52%


Pie Chart:
Maturity Schedule
as of 12/31/06
Over 20 Years                   44%
Less than 1 Year                 3%
1-5 Years                       18%
6-10 Years                      16%
11-20 Years                     19%

                                                                  Average Annual Total Return**
                                                                     Periods ended 12/31/06
                                                            --------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa Intermediate Bond Fund                        3.68%           4.29%           5.48%
        Lehman Bros. Aggregate Bond Index***                 4.33%           5.06%           6.30%

Line Chart:
            Growth of $10,000 in the Activa Intermediate Bond Fund**

  Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from
                  8/30/99 through 12/31/06: Includes all fees

                  Activa Intermediate                       Lehman Bros.
Date                        Bond Fund               Aggregate Bond Index
8/30/99                         10000                              10000
12/31/99                        10063                              10104
12/31/00                        11053                              11279
12/31/01                        11991                              12229
12/31/02                        13052                              13485
12/31/03                        13507                              14039
12/31/04                        14029                              14648
12/31/05                        14267                              15004
12/31/06                        14792                              15654

*    Category reflects ratings by one nationally recognized rating agency.
** The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.
*** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET COMMENT

During the twelve-month period ended December 31, 2006, equity markets performed strongly. International equities continued to outperform relative to the US, with Europe contributing most significantly. Within the U.S., large cap value continued to out-perform growth for the 7th consecutive year as the Russell 1000 Value Index advanced +22.3% versus a +9.1% return of the Russell 1000 Growth Index. Broadly speaking, small caps led large and mid caps for the year, as measured by the Russell 2000, Russell 1000 and S&P MidCap 400 indexes. However, large cap value stocks surpassed the performance of small cap as measured by the Russell 2000 increase of +17.5%.

Equity markets rose early in 2006 as the Federal Reserve hinted at an end to interest rate hikes, then sold off during the second quarter amid rising concerns that higher energy prices and rising US interest rates would choke off economic growth. Markets regained their footing in the third quarter as investors focused on the end to interest rate hikes, falling energy prices, and continued strong corporate earnings growth.

Within the Russell 1000 Value Index, all of the ten broad economic sectors posted positive returns. Telecommunication Services, Energy, Consumer Staples, Consumer Discretionary and Utilities were the best performing sectors, while Health Care, Information Technology, Materials and Financials posted the weakest results.

FUND REVIEW

The Activa Value Fund achieved positive absolute return of 18.8% net of expenses for the twelve-month period, but underperformed the 22.3% return of the Russell 1000 Value Index. As the Sub-Advisor, we focus on stock selection within industries rather than making significant sector bets. Industry weights are kept in line with those of the Russell 1000 Value Index. We use an internally-developed, quantitative analytical approach to complement fundamental security analysis research.

During the year, the Fund's investment approach produced positive benchmark-relative results in three of the ten broad market sectors. Strong stock selection within Financials offset weakness within the Consumer Discretionary, Energy, and Information Technology sectors.

Consumer Discretionary holdings underperformed during the period due to poor performance from homebuilders D.R. Horton and Standard Pacific. In addition, shares of media company Viacom declined early in the period due to the spin-off of CBS.

Within the Energy sector, our underweight position in Exxon Mobil detracted from relative performance after the company's stock price surged upwards from rising oil and gas prices. The Fund also experienced weakness from our overweight position in Petro-Canada, which suffered a shutdown at its Terra Nova offshore oil field.

Our overweight positions in weak performers Motorola and Microsoft Corp detracted from benchmark-relative performance, as both companies experienced weaker-than-expected earnings.

On the positive side, strong stock selection within the Financials sector offset weakness, particularly from strong performers Goldman Sachs Group, Boston Properties REIT, US Bancorp and Bank of America. Solid performance in the Materials sector was also additive to the Fund's relative returns. Lafarge North America was a strong contributor, and rose early in the period on news of a possible company buyout by its French parent, Lafarge S.A.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/06
Information Technology           5%
Energy                          15%
Materials                        2%
Industrials                      4%
Consumer Discretionary           7%
Consumer Staples                 8%
Health Care                      9%
Financials                      36%
Telecommunication Services       8%
Utilities                        6%

                         Top Ten Holdings as of 12/31/06
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
            CITIGROUP, INC.                                  5.4%
            BANK OF AMERICA CORP.                            4.9%
            AT&T, INC.                                       4.4%
            CONOCOPHILLIPS                                   3.9%
            ALTRIA GROUP, INC.                               3.4%
            EXXON MOBIL CORP. COM                            3.3%
            CHEVRON CORPORATION                              3.2%
            WACHOVIA CORP.                                   2.8%
            GOLDMAN SACHS                                    2.6%
            BRISTOL-MYERS SQUIBB CO.                         2.4%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/06
                                                            ----------------------------------------
                                                            One Year        Five Year       Ten Year
        Activa Value Fund**                                 18.80%           9.41%           7.64%
        Russell 1000 Value Index***                         22.25%          10.86%          11.00%
        S&P 500 Index****                                   15.78%           6.18%           8.42%

Line Chart:
                   Growth of $10,000 in the Activa Value Fund*

        Growth of an assumed $10,000 investment in Activa Value Fund from
                            12/31/96 through 12/31/06

                    Activa Value            Russell 1000
Date                        Fund             Value Index              S&P 500
12/31/96                   10000                   10000                10000
12/31/97                   12250                   13518                13336
12/31/98                   13495                   15631                17150
12/31/99                   12590                   16780                20758
12/31/00                   14330                   17956                18869
12/31/01                   13320                   16952                16624
12/31/02                   10940                   14321                12952
12/31/03                   14044                   18622                16665
12/31/04                   16206                   21693                18477
12/31/05                   17579                   23222                19384
12/31/06                   20883                   28389                22442

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. The Fund's 12b-1 fee was reduced again to 0.10% on January 1, 2005. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Management Company, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.

PERFORMANCE SUMMARY

The U.S. equity markets closed 2006 with solid double-digit gains as a pronounced third quarter rally carried through to the end of the year. During the fourth quarter, investors looked past a slowdown in the housing market, choosing instead to focus on solid corporate earnings, stabilizing energy prices and expectations for a "soft landing" for the domestic economy. The Federal Reserve remained on the sidelines, maintaining their 5.25% target for short term interest rates established at the end of June.

At the company level, continued double-digit growth in earnings and peak profit margins also fuelled investor enthusiasm during this period. In addition, merger & acquisition activity continued to run at a record pace in the quarter as a result of record profits and low interest rates. This trend lifted stock prices by suggesting that there will be many more such acquisitions and attracted speculators to potential acquisition targets.

Against this backdrop, the Portfolio produced positive absolute returns during the year of 3.8%, but could not keep pace with its benchmark, the Russell 1000 Growth Index, which rose 9.1%. Challenging stock selection in the health care and consumer discretionary sectors was responsible for the majority of the under-performance during the year.

PORTFOLIO REVIEW

Within health care, under-performance was largely attributable to company specific issues. Medical device maker St. Jude Medical was one of the notable individual detractors from both absolute and relative returns during the year. The stock traded down during the period amid concerns of decelerating growth in the implantable cardiac defibrillator (ICD) market, which has been a key growth area for the firm. We feel that fundamentals will remain weak, and have eliminated the stock from the portfolio.

Stock selection in the consumer discretionary sector created a substantial drag on return comparisons. At the individual position level, our holding in specialty retailer Chico's FAS was the most notable detractor. Chico's first quarter sales comparisons disappointed investors, coming in well below historical averages, and raising concerns over the company's ability to keep up with changing fashion trends. We eliminated our position during the period. Other detractors within consumer discretionary included a position in Kohl's among multiline retailers and Comcast in the media group.

While selection results were mixed in the information technology sector, several of the portfolio's strongest performers were IT companies. The largest single positive contributor to relative returns during the year was Freescale Semiconductor. Shares of the cell-phone chipmaker surged after the company agreed to be bought by a private equity consortium led by Blackstone Group for $17.6 billion. The deal's size surpasses that of any previous buyout in the technology sector, making it the biggest ever. Other notable contributors in IT included Hewlett-Packard Co. and Cognizant Technology Solutions. Relative performance in the materials sector received a boost from stable growth holding Monsanto. The agricultural biotechnology firm has continued to post healthy gains driven by popularity of its corn and soy seed products.

PORTFOLIO POSITIONING AND OUTLOOK

At the close of the fourth quarter, the portfolio remained widely diversified across sectors and industries. The largest overweights were in the telecommunication services, financials, and energy sectors, while our most significant underweights were in consumer discretionary, consumer staples and health care. Looking ahead, easing inflationary pressure and moderating economic growth have many anticipating the Fed will remain on hold, and may even cut the Fed Funds Rate in 2007, providing stimulus for continued strength in the equity markets next year. In this environment, we continue to believe that solid, bottom-up stock selection will be critical in producing above benchmark returns and look to remain disciplined as stocks are both added and eliminated from the portfolio.


6 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/06
Consumer Discretionary           8%
Consumer Staples                 4%
Energy                           6%
Financials                      12%
Health Care                     14%
Industrials                     15%
Information Technology          26%
Materials                        3%
Telecommunication Services       6%
Other                            6%


                         Top Ten Holdings as of 12/31/06
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
              GOOGLE, INC.                                     4.2%
              HEWLETT-PACKARD COMPANY                          3.3%
              HONEYWELL INTERNATIONAL                          3.2%
              GENERAL ELECTRIC CO.                             3.0%
              MONSANTO CO.                                     2.9%
              CISCO SYSTEMS                                    2.9%
              PEPSICO, INC.                                    2.5%
              AMERICAN EXPRESS CO.                             2.5%
              CORNING, INC.                                    2.5%
              ALLERGAN, INC.                                   2.4%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/06
                                                            --------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa Growth Fund                                   3.80%           0.53%          -3.08%
        Russell 1000 Growth Index**                          9.07%           2.69%          -1.98%
        S&P 500 Index***                                    15.78%           6.18%           2.61%

Line Chart:
                  Growth of $10,000 in the Activa Growth Fund*

       Growth of an assumed $10,000 investment in Activa Growth Fund from
                  8/30/99 through 12/31/06: Includes all fees

                 Activa Growth             Russell 1000                S&P 500
Date                      Fund             Growth Index                  Index
8/30/99                  10000                    10000                  10000
12/31/99                 11380                    12252                  11173
12/31/00                 10136                     9504                  10155
12/31/01                  7740                     7562                   8947
12/31/02                  5132                     5453                   6970
12/31/03                  6597                     7075                   8969
12/31/04                  7231                     7521                   9944
12/31/05                  7657                     7917                  10432
12/31/06                  7948                     8635                  12078


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA International Fund -- Tradewinds NWQ Global Investors, LLC

MARKET COMMENT

In keeping with the last three years, international markets continued to exhibit strong returns for the fourth quarter and for the full year 2006. Double digit local returns were once again boosted further by appreciating foreign currencies. The MSCI EAFE Index ended the year up over 26%, with just over 10% of the return coming from foreign currency appreciation. Regionally, Europe and the emerging markets performed strongly while Japan lagged. Utilities were far and away the best performing sector, up over 50%, driven primarily by takeover speculation in Europe. Although the Materials sector saw significant volatility throughout the year, ultimately, this sector also performed strongly. Even though interest rates globally were on an upward trend, Financials as a group also did well.

FUND REVIEW

The Activa International Fund returned a positive 20.0% for 2006 lagging the MSCI EAFE Index return of 26.9%. For the year, the fund underperformed the index primarily due to our Financials holdings and our regional exposures. These regional exposures further translated to currency allocations in the portfolio that differed from those of the benchmark. Our significant underweight in the Financials sector, which accounts for well over 20% of the benchmark index, negatively impacted the portfolio; the sector, particularly in Europe, performed very strongly. Weakness in our Japanese consumer finance holdings, Acom Co. Ltd., Promise Co. Ltd, and Takefuji Corp., which have been heavily hit by new industry-wide regulatory and legal changes, detracted from overall returns. We continue to maintain our positions in these companies, which are market leaders and trade at attractive valuations.

Many positions performed strongly for the year, and we had good success in our Healthcare holding, Daiichi Sankyo, and also in the Materials sector, with Lonmin in particular. Utilities, particularly in Europe, performed strongly, and we participated with exposure to United Utilities in the UK and EDP in Portugal. In addition, telecommunications companies recovered strongly in the second half of the year, and companies such as Belgacom performed strongly. In contrast, Northern Foods, a UK Consumer Staples company which we exited in the first half of the year, also detracted from performance; Dai Nippon Printing also underperformed due to analysts' sentiment on its technology exposure, rather than its other core businesses.

MARKET OUTLOOK

A new calendar year brings with it questions on our outlook for the coming 12 months. While it is not part of our process to predict market returns, our current portfolio positioning clearly speaks to where we continue to find value in a market where value has become much more difficult to uncover. Thus, real asset companies in the Materials and Energy sectors, as well as companies with good defensive qualities in the Telecommunication Services sector, still make up a large portion of our portfolio.


Pie Chart:
Industry Sector Holdings as of 12/31/06
Consumer Discretionary          15%
Consumer Staples                 6%
Energy                          13%
Finance                          4%
Health                           2%
Materials & Processing          22%
Producer Durables                3%
Technology                       3%
Utilities                        8%
Telecommunications              20%
Other                            4%


8 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

Pie Chart:
         Country Breakdown
          as of 12/31/06
Japan                           23%
United Kingdom                  16%
Canada                          12%
Italy                            9%
France                           6%
Republic of Korea                5%
Taiwan                           4%
Belgium                          3%
Australia                        3%
Other                           19%

                         Top Ten Holdings as of 12/31/06
                        as a Percent of Total Investments
                  (The Fund's composition is subject to change)
             BARRICK GOLD CORP. - CANADA                      4.9%
             CHUNGHWA TELECOM ADR - TAIWAN                    3.9%
             TELECOM ITALIA - ITALY                           3.8%
             VODAFONE GROUP PLC - UNITED KINGDOM              3.5%
             FUJI PHOTO FILM - JAPAN                          3.5%
             LONMIN PLC - UNITED KINGDOM                      3.2%
             BELGACOM SA - BELGIUM                            3.2%
             DAI NIPPON PRINTING - JAPAN                      3.2%
             ENEL SPA - ITALY                                 3.2%
             KT CORP. ADR - KOREA                             3.2%

                                                                   Average Annual Total Return*
                                                                     Periods ended 12/31/06
                                                            --------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa International Fund**                         20.02%          10.30%           2.87%
        MSCI EAFE Index***                                  26.86%          15.43%           7.00%
        S&P 500 Index****                                   15.78%           6.18%           2.61%

Line Chart:
               Growth of $10,000 in the Activa International Fund*

      Growth of an assumed $10,000 investment in Activa International Fund from 8/30/99 through 12/31/06: Includes all fees

                Activa International             MSCI EAFE
Date                            Fund                 Index               S&P 500
8/30/99                        10000                 10000                 10000
12/31/99                       14200                 11800                 11173
12/31/00                       10605                 10153                 10155
12/31/01                        7534                  7999                  8947
12/31/02                        6011                  6747                  6970
12/31/03                        7928                  9389                  8969
12/31/04                        9022                 11333                  9944
12/31/05                       10247                 12922                 10432
12/31/06                       12298                 16393                 12078


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value. No adjustments have been made for any taxes payable by shareholders on distributions or the redemption of fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Tradewinds NWQ Global Investors, LLC, became the Fund's sub-adviser on April 1, 2005. Nicholas Applegate Capital Management was the Fund's sub-adviser from August 30, 1999 until March 31, 2005.

*** The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                 EXPENSES PAID DURING THE PERIOD

                                                          Beginning      Ending         Expenses
                                                          Account       Account           Paid     Annualized
                                                           Value,        Value,          During      Expense
                                                          7/1/2006     12/31/2006        Period*      Ratio
                                                          --------      --------        --------    --------
     Activa Intermediate Bond                Actual       $1,000.00     $1,047.30        $3.92        0.76%
                                       Hypothetical       $1,000.00     $1,021.17        $3.88        0.76%
     Activa Value Fund Class A               Actual       $1,000.00     $1,133.00        $6.02        1.12%
                                       Hypothetical       $1,000.00     $1,019.35        $5.72        1.12%
     Activa Value Fund Class R               Actual       $1,000.00     $1,134.10        $5.65        1.05%
                                       Hypothetical       $1,000.00     $1,019.71        $5.36        1.05%
     Activa Growth Fund                      Actual       $1,000.00     $1,056.60        $7.52        1.45%
                                       Hypothetical       $1,000.00     $1,017.69        $7.40        1.45%
     Activa International Fund               Actual       $1,000.00     $1,116.90        $7.42        1.39%
                                       Hypothetical       $1,000.00     $1,017.99        $7.09        1.39%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2006 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


10 ACTIVA Mutual Funds Annual Report

ACTIVA Additional Information continued

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees of Activa Growth Fund (the "Fund"), at its meeting on September 8, 2006, approved entering into a new Sub-Advisory Agreement with BlackRock Capital Management, Inc. ("BCM"). Both BCM and the Fund's prior Sub-Adviser, BlackRock Advisors, Inc. ("BAI") are indirect wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"). The new Sub-Advisory Agreement became effective on September 29, 2006.

The terms and conditions of the new Sub-Advisory Agreement with BCM are substantially the same as the terms and conditions of the prior Sub-Advisory Agreement with BAI. There will be no changes in the Fund's investment objectives, policies or restrictions. Nor will there be any change in the portfolio managers responsible for managing the Fund's investment portfolio.

In considering the proposed agreement, the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by BAI, and the nature, extent and quality of the services that would be provided to the Fund by BCM. As part of its review, the Board considered financial information provided by BCM, as well as information about BCM's management structure, professional staff, and history of compliance with federal securities regulations.
The Board also considered the qualifications of the portfolio managers assigned to the Fund and the investment results achieved by those managers. The Board concluded that BAI had provided satisfactory services to the Fund and that BCM could be expected to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Funds with similar investment objectives. The Board concluded that the Fund's investment performance was satisfactory.

In considering the Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under this agreement. At its February 2006 meeting, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory and Sub-Advisory Agreements provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the proposed Sub-Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Sub-Adviser, and its affiliated organizations, by virtue of their relationships with the Fund. The Board did not consider a profit analysis from BCM because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and BCM and because the fees under the proposed sub-advisory agreement will constitute a very small percentage of BCM's total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of the proposed sub-advisory agreement, including the compensation payable thereunder, were fair and reasonable. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2006 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                              NUMBER OF
                                                                                                              PORTFOLIOS     OTHER
                                                                                                               IN FUND     DIRECTOR-
                                                                  TERM OF                                      COMPLEX       SHIPS
         NAME AND                                               OFFICE/YEARS        PRINCIPAL OCCUPATION     OVERSEEN BY    HELD BY
         ADDRESS                AGE           OFFICE HELD          SERVED              LAST FIVE YEARS         TRUSTEE      TRUSTEE

INTERESTED TRUSTEE
James J. Rosloniec*              61   Trustee of the Fund      Perpetual / 26   President, Chief Operating        4           None
2905 Lucerne SE, Suite 200                                                      Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                          LLC; President, Chief
49546                                                                           Executive Officer and
                                                                                Director, Activa Holdings
                                                                                Corp.; President, Chief
                                                                                Executive Officer, of
                                                                                Activa Management Services,
                                                                                LLC; and President and
                                                                                Treasurer, Activa Mutual
                                                                                Fund Trust (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.            59   Advisory Trustee of      Perpetual / 6    President and Chief Executive     4           None
2905 Lucerne SE, Suite 200            the Fund                                  Officer, Marker Net, Inc.
Grand Rapids, Michigan 49546                                                    (Crown Independent Business
                                                                                Owner affiliated with
                                                                                Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson                76   Trustee of the Fund      Perpetual / 14   Retired, Former Vice              4           None
2905 Lucerne SE, Suite 200                                                      President-Treasurer,
Grand Rapids, Michigan 49546                                                    SPX Corporation.

Walter T. Jones                  64   Trustee of the Fund      Perpetual / 15   Retired, Former Senior            4           None
936 Sycamore Ave.                                                               Vice President-Chief
Holland, Michigan 49424                                                         Financial Officer,
                                                                                Prince Corporation

Richard E. Wayman                72   Trustee of the Fund      Perpetual / 9    Retired, Former Finance           4           None
24578 Rutherford                                                                Director, Amway Corporation.
Ramona, California 92065

OFFICER

Allan D. Engel                   54   President, Secretary     Perpetual / 26   Vice President, Real              N/A         N/A
2905 Lucerne SE, Suite 200            and Treasurer of the                      Estate Operations and
Grand Rapids, Michigan                Fund; President, and                      Secretary-Activa Holdings
49546                                 Secretary of the                          Corp.; Vice President of
                                      Investment Adviser.                       Activa Management Services,
                                                                                LLC; Trustee, Activa Mutual
                                                                                Fund Trust (1999-2004);
                                                                                and Vice President and
                                                                                Assistant Treasurer, Activa
                                                                                Mutual Fund Trust (1999-2002).


12 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the year ended December 31, 2006:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL        TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*
Trustee                             $12,000          -0-               -0-              $12,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                    $12,000          -0-               -0-              $12,000

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                             $12,000          -0-               -0-              $12,000

Walter T. Jones
Trustee                             $12,000          -0-               -0-              $12,000

Richard E. Wayman
Trustee                             $12,000          -0-               -0-              $12,000

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the year ended December 31, 2006, amounted to $60,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


                                            ACTIVA Mutual Funds Annual Report 13

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/06

                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP                                                         1.5%
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      1,369,262           $  1,369,262
                                                                                                               ------------

US TREASURY BONDS                                                            5.8%
      U.S. TREASURY BONDS, 6.25%, 8/15/23                                                  3,143,000              3,618,630
      US TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                                456,000                711,016
      U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 1/15/14                               815,000                872,208
                                                                                                               ------------
                                                                                                                  5,201,854
                                                                                                               ------------
US TREASURY STRIPS - PRINCIPAL ONLY                                          1.9%
      STRIP PRINC., 5/15/18                                                                  791,000                458,669
      STRIP PRINC., 11/15/13                                                               1,780,000              1,295,253
                                                                                                               ------------
                                                                                                                  1,753,922
                                                                                                               ------------
FEDERAL HOME LOAN BANK                                                       1.0%
      FEDERAL HOME LOAN BANK, 5.375%, 10/30/09                                               880,000                879,674
                                                                                                               ------------

FEDERAL HOME LOAN MORTGAGE                                                  17.5%
      FREDDIE MAC GOLD, 5.50%, 12/1/32                                                       418,276                414,513
      FREDDIE MAC, 5.00%, 12/01/35                                                         1,049,092              1,012,929
      FREDDIE MAC, 4.50%, 4/01/35                                                            669,174                630,178
      FEDERAL GOVT. LOAN MANAGEMENT CORP., 5.50%, 2/01/36                                    811,534                802,988
      FED. GOVT. LOAN MORTG. CORP. PL G18010, 5.50%, 9/01/19                                 646,943                647,259
      FEDERAL HOME LOAN MORTGAGE CORP., 5.25%, 2/24/11                                       875,000                875,407
      FREDDIE MAC, 8.00%, 3/1/30                                                             180,613                189,862
      FED. GOVT LOAN MORTG. CORP. PL B19064, 4.50%, 4/01/20                                1,431,523              1,380,326
      FREDDIE MAC, 5.00%, 7/01/34                                                          1,283,793              1,240,430
      FREDDIE MAC, 5.50%, 5/01/35                                                          2,166,687              2,143,869
      FEDERAL GOVT LOAN MORTGAGE CORP., 5.00%, 9/01/35                                     1,683,235              1,625,213
      FEDERAL HOME LOAN MORTGAGE CORP., 5.00%, 7/15/14                                       875,000                877,433
      FREDDIE MAC, 5.50%, 5/15/28                                                          1,516,000              1,524,221
      FREDDIE MAC, 5.00%, 4/15/18                                                          1,137,000              1,115,202
      FREDDIE MAC, 4.50%,  4/15/26                                                         1,262,000              1,246,006
                                                                                                               ------------
                                                                                                                 15,725,836
                                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       23.9%
      FANNIE MAE, 6.5%, 9/1/29                                                                86,149                 88,387
      FANNIE MAE PL 255630, 5.00%, 3/1/35                                                  1,468,535              1,419,932
      FANNIE MAE, 4.50%, 9/1/18                                                            1,261,050              1,219,892
      FANNIE MAE, 5.00%, 12/1/33                                                             934,463                904,225
      FANNIE MAE, 6.00%, 1/1/29                                                              142,002                143,665
      FANNIE MAE, 6.50%, 3/1/29                                                               71,619                 73,534
      FANNIE MAE, 6.50%, 3/1/29                                                              148,593                152,565
      FANNIE MAE, 6.50%, 7/1/32                                                              866,978                887,121
      FANNIE MAE, 6.50%, 4/1/18                                                              586,525                601,037
      FANNIE MAE, 6.50%, 5/1/32                                                              379,226                388,037
      FANNIE MAE, 5.50%, 2/1/33                                                              382,529                378,749
      FANNIE MAE, 5.50%, 4/1/33                                                              297,956                295,012
      FANNIE MAE, 4.50%, 8/1/19                                                            1,226,548              1,185,060
      FANNIE MAE, 4.50%, 9/1/34                                                              763,676                716,906
      FANNIE MAE, 5.00%, 8/1/33                                                              310,013                299,981
      FANNIE MAE, 7.00%, 3/1/35                                                              264,657                272,181
      FANNIE MAE, 5.00%, 6/01/34                                                             325,734                314,979
      FANNIE MAE, 5.00%, 8/01/19                                                             701,926                691,029
      FANNIE MAE, 6.00%, 10/1/34                                                           1,754,584              1,768,282
      FANNIE MAE PL 807595, 4.50%, 12/01/34                                                  577,019                541,681


   The accompanying notes are an integral part of these financial statements.

14 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
      FANNIE MAE, 4.50%, 7/01/35                                                             941,754           $    882,699
      FANNIE MAE, 4.50%, 9/01/35                                                           1,219,104              1,142,657
      FANNIE MAE, 6.00%, 1/01/36                                                           2,476,859              2,494,450
      FANNIE MAE, 5.00%, 11/01/35                                                            869,663                839,769
      FANNIE MAE, 5.50%, 1/01/36                                                           1,610,684              1,592,195
      FANNIE MAE, 5.50%, 2/01/36                                                           1,365,447              1,350,279
      FANNIE MAE, 5.50%, 11/01/36                                                            899,044                888,723
                                                                                                               ------------
                                                                                                                 21,533,027
                                                                                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     2.5%
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                   118,303                122,297
      GOVERNMENT NATIONAL MORTG. ASSOC., 7.00%, 12/15/28                                      56,569                 58,476
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                     10,843                 11,211
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                      200,862                207,664
      GOVERNMENT NATIONAL MORTG. ASSOC., 4.50%, 4/15/18                                      754,426                732,371
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 9/15/34                                      141,691                146,441
      GOVERNMENT NATIONAL MORTG. ASSOC., 3.407%, 7/16/21                                     978,209                948,317
                                                                                                               ------------
                                                                                                                  2,226,777
                                                                                                               ------------
FOREIGN BOND                                                                 3.6%
      UK TREASURY, 4.25%, 3/07/11                                                            500,000                949,683
      UK  TREASURY NOTE, 4.00%, 9/07/16                                                      225,000                415,705
      FRENCH TREASURY NOTE (BTAN- 5 YEAR), 3.50%, 7/12/11                                    750,000                971,814
      JAPAN-281(10 YEAR ISSUE), 2.00%, 6/20/16                                           100,000,000                865,988
                                                                                                               ------------
                                                                                                                  3,203,190
                                                                                                               ------------
MUNICIPAL BOND
NEW YORK                                                                     1.0%
      PORT AUTHORITY NY AND NJ MUNI. BOND, 5.75%, 11/01/32                                   890,000                875,805
                                                                                                               ------------

CORPORATE BONDS - 28.6%
AUTOMOTIVE                                                                   0.5%
      DAIMLERCHRYSLER, 5.75%, 9/08/11                                                        440,000                439,336
                                                                                                               ------------

BANKING AND FINANCIAL SERVICES                                              13.1%
      AMBAC FINANCIAL GROUP, INC., 5.95%, 12/05/35                                           445,000                444,668
      AMERICAN GENERAL FINANCE, 4.875%, 7/15/12                                              800,000                781,438
      CATERPILLAR FIN. SERVICES CORP., 5.125%, 10/12/11                                      670,000                666,091
      CITIGROUP, INC., 5.80%, 7/28/11                                                        500,000                508,986
      CITIGROUP/DEUTSCHE BANK COMM. MORTG., 5.23%, 9/15/20                                   895,000                895,273
      COUNTRYWIDE FINANCIAL CORP., 6.25%, 5/15/16                                            490,000                500,304
      FIFTH THIRD, 5.45%, 1/15/17                                                            585,000                579,366
      GENERAL ELECTRIC CAPITAL CORP., 5.00%, 1/08/16                                         347,000                339,724
      GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                               456,000                463,084
      INTERNATIONAL LEASE FIN., 5.625%, 9/20/13                                              750,000                756,525
      JP MORGAN CHASE, 5.247%, 1/12/43                                                       745,000                745,336
      LEHMAN BROTHERS HOLDINGS, 6.625%, 1/18/12                                              425,000                449,530
      MELLON CAP II, 7.995%, 1/15/27                                                         745,000                775,602
      MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                                  2,553                  2,520
      NB CAPITAL TRUST IV, 8.25%, 4/15/27                                                    837,000                873,675
      NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                             633,000                667,007


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 15


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
BANKING AND FINANCIAL SERVICES (CONTINUED)
      PNC FUNDING CORP., 5.125%, 12/14/10                                                    670,000           $    666,673
      RESIDENTIAL CAPITAL CORP., 6.375%, 6/30/10                                             423,000                428,254
      RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                              430,000                449,385
      SLM CORP., 5.625%, 1/1/49                                                              460,000                442,351
      WACHOVIA CORPORATION, 5.625%, 10/15/16                                                 445,000                449,704
                                                                                                               ------------
                                                                                                                 11,885,496
                                                                                                               ------------
BROADCASTING                                                                 0.5%
      COMCAST CABLE, 7.125%, 6/15/13                                                         415,000                447,825
                                                                                                               ------------

ELECTRIC UTILITY                                                             4.3%
      CONSTELLATION ENERGY GRP., 6.125%, 9/01/09                                             420,000                427,758
      DPL, INC., 6.875%, 9/01/11                                                             400,000                422,040
      MIDAMERICA ENERGY HLDGS., 6.125%, 4/01/36                                              440,000                445,055
      NEVADA POWER CO., 5.875%, 1/15/15                                                      451,000                451,167
      PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                        1,707,000              1,782,077
      TXU CORP., 4.80%, 11/15/09                                                             400,000                392,376
                                                                                                               ------------
                                                                                                                  3,920,473
                                                                                                               ------------
ENERGY                                                                       1.1%
      FIRSTENERGY CORP., 6.45%, 11/15/11                                                     430,000                448,874
      XTO ENERGY, INC., 6.25%, 4/15/13                                                       500,000                516,400
                                                                                                               ------------
                                                                                                                    965,274
                                                                                                               ------------
HEALTH CARE                                                                  1.0%
      AETNA, INC., 5.75%, 6/15/11                                                            430,000                436,971
      UNUMPROVIDENT CORP., 7.625%, 3/01/11                                                   400,000                426,130
                                                                                                               ------------
                                                                                                                    863,101
                                                                                                               ------------
INSURANCE                                                                    1.0%
      MARSH & MCLENNAN, 7.125%, 6/15/09                                                      445,000                460,106
      METLIFE, INC., 5.00%, 6/15/15                                                          455,000                442,044
                                                                                                               ------------
                                                                                                                    902,150
                                                                                                               ------------
MEDICAL EQUIPMENT AND SUPPLIES                                               0.4%
      LABORATORY CORP. OF AMERICA, 5.625%, 12/15/15                                          385,000                379,149
                                                                                                               ------------

OFFICEEQUIPMENT                                                              0.5%
      XEROX CORPORATION, 6.40%, 3/15/16                                                      400,000                410,500
                                                                                                               ------------

OIL & GAS EQUIPMENT/SERVICES                                                 1.1%
      HESS CORP., 6.65%, 8/15/11                                                             400,000                416,921
      CONOCOPHIL AU, 5.50%, 4/15/13                                                          600,000                605,940
                                                                                                               ------------
                                                                                                                  1,022,861
                                                                                                               ------------
PRINTING & PUBLISHING                                                        0.3%
      NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                 227,000                270,635
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

16 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
REAL ESTATE                                                                  1.0%
      ERP OPERATING LP, 5.25%, 9/15/14                                                       456,000           $    451,595
      ISTAR FINANCIAL SFI, 5.15%, 3/01/12                                                    465,000                452,733
                                                                                                               ------------
                                                                                                                    904,328
                                                                                                               ------------
TELECOMMUNICATIONS                                                           3.8%
      AT&T CORP., 9.05%,11/15/11                                                             500,000                541,894
      AT&T WIRELESS, 8.125%, 5/1/12                                                          456,000                513,683
      BB&T CAPITAL TRUST, 6.75%, 6/07/36                                                     425,000                465,632
      BRITISH SKY BROADCASTING GROUP, 8.20%, 7/15/09                                         504,000                536,966
      CISCO SYSTEMS, INC., 5.50%, 2/22/16                                                    405,000                405,979
      TIME WARNER, INC., 5.50%, 11/15/11                                                     435,000                434,344
      VERIZON COMMUNICATIONS, 5.35%, 2/15/11                                                 500,000                501,266
                                                                                                               ------------
                                                                                                                  3,399,764
                                                                                                               ------------

TOTAL CORPORATE BONDS                                                                                            25,810,892
                                                                                                               ------------

ASSET BACKED SECURITIES - 6.4%
FINANCIAL SERVICES                                                           5.2%
      CITIBANK CREDIT CARD INS. TRUST, 5.30%, 3/15/18                                        930,000                935,980
      GE CAPITAL COMMERCIAL MORTG. CORP., 4.353%, 6/10/48                                    883,000                861,942
      HONDA AUTO RECEIVABLES OWNER TRUST, 5.11%, 4/15/12                                     880,000                877,955
      MBNA CREDIT CARD MASTER NOTE TRUST, 4.30%, 2/15/11                                     965,000                952,954
      VOLKSWAGEN AUTO LOAN ENHANCED TR., 4.86%, 2/20/09                                    1,115,000              1,109,064
                                                                                                               ------------
                                                                                                                  4,737,895
                                                                                                               ------------
UTILITIES                                                                    1.2%
      DETROIT EDISON SECUR. FUNDING LLC, 6.19%, 3/1/13                                       254,000                261,978
      PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                           734,000                768,138
                                                                                                               ------------
                                                                                                                  1,030,116
                                                                                                               ------------

TOTAL ASSET BACKED SECURITIES                                                                                     5,768,011
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 17


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/06


                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3%
FINANCIAL SERVICES                                                           6.3%
      BEAR STEARNS COMMERCIAL MORTG. SEC., 4.74%, 9/15/42                                    745,000           $    733,905
      BEAR STEARNS COMMERCIAL MORTG. SEC., 5.426%, 9/11/41                                   900,000                907,537
      BEAR STEARNS COMMERCIAL MORTG. SEC., 5.201%, 12/11/38                                1,400,000              1,384,026
      CITIGROUP/DEUTSCHE BK. COMM. MTG. TR., 5.56%, 10/15/48                               1,100,000              1,113,420
      MERRILL LYNCH MORTGAGE TRUST, 5.2447%, 11/12/37                                        745,000                744,262
      SMALL BUSINESS ADMIN. PARTICIPATION, 6.07%, 7/01/26                                    750,000                781,926
                                                                                                               ------------
                                                                                                                  5,665,076
                                                                                                               ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         5,665,076
                                                                                                               ------------

TOTAL FIXED INCOME - 100% (Cost $90,576,907)                                                                   $ 90,013,326
                                                                                                               ============


   The accompanying notes are an integral part of these financial statements.

18 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP - 2.9%                                                  2.9%
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      3,820,980           $  3,820,980
                                                                                                               ------------

TOTAL CUSTODIAN CASH SWEEP (Cost $3,820,980)                                                                      3,820,980
                                                                                                               ------------

US TREASURY BILLS - 0.1%                                                     0.1%
      U.S. TREASURY BILL 3/08/07                                                             125,000                123,925
                                                                                                               ------------

TOTAL US TREASURY BILLS (Cost $123,886)                                                                             123,925
                                                                                                               ------------

COMMON STOCKS - 97.0%
ADVERTISING                                                                  0.5%
      R.H. DONNELLEY CORP.                                                                   *10,500                658,665
                                                                                                               ------------

APPLIANCES & HOUSEHOLD DURABLE                                               0.6%
      WHIRLPOOL CORP.                                                                          9,300                772,086
                                                                                                               ------------

BANKING                                                                     16.7%
      BANK OF AMERICA CORP.                                                                  118,812              6,343,373
      CITIGROUP, INC.                                                                        125,772              7,005,500
      COMERICA, INC.                                                                          23,260              1,364,897
      INDYMAC BANCORP, INC.                                                                   24,800              1,119,968
      US BANCORP                                                                              63,400              2,294,446
      WACHOVIA CORP.                                                                          64,400              3,667,580
                                                                                                               ------------
                                                                                                                 21,795,764
                                                                                                               ------------
BIOTECHNOLOGY                                                                1.0%
      MILLENNIUM PHARMACEUTICALS                                                            *123,500              1,346,150
                                                                                                               ------------

BUSINESS SERVICES                                                            0.5%
      WESTERN UNION CORP.                                                                     26,900                603,098
                                                                                                               ------------

CHEMICALS                                                                    0.3%
      LYONDELL CHEMICAL COMPANY                                                               16,000                409,120
                                                                                                               ------------

CONSTRUCTION - FOREIGN                                                       1.5%
      ACCENTURE LTD.                                                                          53,800              1,986,834
                                                                                                               ------------

CONTAINERS & PACKAGING                                                       0.2%
      GREIF, INC.                                                                              2,500                296,000
                                                                                                               ------------

COSMETICS                                                                    2.1%
      KIMBERLY-CLARK CORP.                                                                    39,500              2,684,025
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 19

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
ELECTRIC UTILITY                                                             1.3%
      FIRSTENERGY CORP.                                                                       10,200           $    614,142
      PINNACLE WEST CAPITAL CORP.                                                              9,600                486,144
      WESTAR ENERGY, INC.                                                                     24,700                641,212
                                                                                                               ------------
                                                                                                                  1,741,498
                                                                                                               ------------
ELECTRONICS                                                                  1.5%
      MOTOROLA, INC.                                                                          97,700              2,008,712
                                                                                                               ------------

ENERGY                                                                       2.3%
      PUGET ENERGY, INC.                                                                      30,200                765,872
      XCEL ENERGY, INC.                                                                       95,100              2,193,006
                                                                                                               ------------
                                                                                                                  2,958,878
                                                                                                               ------------
ENTERTAINMENT                                                                1.5%
      CBS CORP. CL. B                                                                         13,750                428,725
      WALT DISNEY COMPANY                                                                     10,900                373,543
      VIACOM, INC. CL. B                                                                     *27,250              1,118,067
                                                                                                               ------------
                                                                                                                  1,920,335
                                                                                                               ------------
FINANCIAL SERVICES                                                           8.6%
      CAPITALSOURCE, INC.                                                                     30,800                841,148
      COUNTRYWIDE CREDIT IND., INC.                                                           44,920              1,906,854
      GOLDMAN SACH GROUP, INC.                                                                17,100              3,408,885
      LEHMAN BROTHERS HOLDING                                                                 25,800              2,015,496
      MERRILL LYNCH & CO.                                                                     18,600              1,731,660
      PNC FINANCIAL SERVICES GROUP                                                            17,900              1,325,316
                                                                                                               ------------
                                                                                                                 11,229,359
                                                                                                               ------------
FOOD PRODUCTS                                                                0.5%
      UNILEVER N V -NY SHARES                                                                 24,100                656,725
                                                                                                               ------------

FOOD PROCESSING                                                              0.6%
      GENERAL MILLS, INC.                                                                     13,800                794,880
                                                                                                               ------------

HEALTH CARE                                                                  2.2%
      LIFEPOINT HOSPITALS, INC.                                                               *5,800                195,460
      MCKESSON HBOC, INC.                                                                     45,600              2,311,920
      UNIVERSAL HEALTH SERVICES, INC.                                                          6,100                338,123
                                                                                                               ------------
                                                                                                                  2,845,503
                                                                                                               ------------
INSURANCE                                                                    7.4%
      ASSURANT, INC.                                                                          47,100              2,602,275
      HARTFORD FINANCIAL SERVICES GROUP                                                       21,000              1,959,510
      MBIA, INC.                                                                              19,812              1,447,465
      ACE LIMITED                                                                             44,900              2,719,593
      ARCH CAPITAL GROUP LTD.                                                                 13,500                912,735
                                                                                                               ------------
                                                                                                                  9,641,578
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

20 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
MANUFACTURING - MISCELLANEOUS                                                1.6%
      EATON CORPORATION                                                                        3,600           $    270,504
      PARKER HANNIFIN CORP.                                                                    7,900                607,352
      3M CO.                                                                                  10,300                802,679
      INGERSOLL-RAND CO. CL. A                                                                 9,100                356,083
                                                                                                               ------------
                                                                                                                  2,036,618
                                                                                                               ------------
MERCHANDISING                                                                0.4%
      OMNICOM GROUP COM                                                                        5,100                533,154
                                                                                                               ------------

METALS & MINING                                                              1.2%
      ALCOA, INC.                                                                             28,600                858,286
      FREEPORT-MCMORAN COPPER                                                                  9,000                501,570
      SOUTHERN COPPER CORP.                                                                    4,600                247,894
                                                                                                               ------------
                                                                                                                  1,607,750
                                                                                                               ------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.9%
      I.B.M.                                                                                  20,220              1,964,373
      OFFICE DEPOT, INC.                                                                     *13,300                507,661
                                                                                                               ------------
                                                                                                                  2,472,034
                                                                                                               ------------
OIL & GAS EXPLOR PROD & SER                                                 14.3%
      CHEVRON CORPORATION                                                                     57,619              4,236,725
      CONOCOPHILLIPS                                                                          71,500              5,144,425
      EXXON MOBIL CORP.                                                                       55,464              4,250,206
      HESS CORP.                                                                               7,100                351,947
      MARATHON OIL CORP.                                                                       5,100                471,750
      OCCIDENTAL PETROLEUM CORP.                                                              56,900              2,778,427
      PETRO-CANADA                                                                            35,100              1,440,504
                                                                                                               ------------
                                                                                                                 18,673,984
                                                                                                               ------------
PHARMACEUTICALS                                                              5.4%
      ABBOTT LABORATORIES                                                                     59,100              2,878,761
      BRISTOL-MYERS SQUIBB COMPANY                                                           117,700              3,097,864
      MERCK & COMPANY, INC.                                                                   24,300              1,059,480
                                                                                                               ------------
                                                                                                                  7,036,105
                                                                                                               ------------
RETAIL STORES                                                                2.2%
      ANNTAYLOR STORES CORP.                                                                 *11,200                367,808
      DILLARDS, INC. CL. A                                                                     8,700                304,239
      LIMITED BRANDS, INC.                                                                    13,300                384,902
      THE GAP, INC.                                                                           92,600              1,805,700
                                                                                                               ------------
                                                                                                                  2,862,649
                                                                                                               ------------
REAL ESTATE INVESTMENT TRUST                                                 5.2%
      ARMOR HOLDINGS, INC.                                                                    *7,800                427,830
      CAMDEN PROPERTY TRUST                                                                   28,100              2,075,185
      DOVER CORPORATION                                                                       36,200              1,774,524
      HRPT PROPERTIES TRUST                                                                   24,600                303,810
      TXU CORP.                                                                               40,500              2,195,505
                                                                                                               ------------
                                                                                                                  6,776,854
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 21


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
TIRE & RUBBER                                                                0.6%
      GOODYEAR TIRE & RUBBER CO.                                                             *36,500           $    766,135
                                                                                                               ------------

TOBACCO                                                                      4.4%
      ALTRIA GROUP, INC.                                                                      52,025              4,464,786
      REYNOLDS AMERICAN, INC.                                                                 19,800              1,296,306
                                                                                                               ------------
                                                                                                                  5,761,092
                                                                                                               ------------
TRANSPORTATION & SHIPPING                                                    0.8%
      UNITED PARCEL SERVICE, INC.                                                             14,400              1,079,712
                                                                                                               ------------

TELECOMMUNICATIONS                                                           8.9%
      AT&T, INC.                                                                             159,300              5,694,975
      BELL SOUTH                                                                              58,600              2,760,646
      CENTURYTEL, INC.                                                                        15,100                659,266
      COMCAST CORP.  NEW  CL. A                                                              *34,800              1,473,084
      QWEST COMMUNICATIONS INTERNATIONAL, INC.                                               *29,900                250,263
      SPRINT NEXTEL CORP.                                                                     37,832                714,646
                                                                                                               ------------
                                                                                                                 11,552,880
                                                                                                               ------------
UTILITIES                                                                    0.8%
      PEPCO HOLDINGS, INC.                                                                    39,800              1,035,198
                                                                                                               ------------

TOTAL COMMON STOCKS (Cost $105,813,646)                                                                         126,543,375
                                                                                                               ------------

TOTAL INVESTMENTS - 100% (Cost $109,758,512)                                                                   $130,488,280
                                                                                                               ============

*Non-dividend producing as of December 31, 2006

At December 31, 2006, the Fund's open future contracts were as follows:

           Number of                         Opening                               Face                     Market
           Contracts                      Contract Type                           Amount                     Value
---------------------------------------------------------------------------------------------------------------------------
              21                 Standard & Poor's 500, 3/16/07                 $1,484,897                $1,499,820

   The accompanying notes are an integral part of these financial statements.

22 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/06

                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP - 0.8%                                                  0.8%
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        207,917           $    207,917
                                                                                                               ------------

TOTAL CUSTODIAN CASH SWEEP (Cost $207,917)                                                                          207,917
                                                                                                               ------------

COMMON STOCKS - 99.1%
AEROSPACE                                                                    6.3%
      BOEING CORP.                                                                             2,700                239,868
      HONEYWELL INTERNATIONAL, INC.                                                           17,400                787,176
      UNITED TECHNOLOGIES                                                                      8,700                543,924
                                                                                                               ------------
                                                                                                                  1,570,968
                                                                                                               ------------
AGRICULTURE                                                                  2.9%
      MONSANTO COMPANY                                                                        13,584                713,568
                                                                                                               ------------

APPAREL                                                                      1.3%
      POLO RALPH LAUREN CORPORATION                                                            4,300                333,938
                                                                                                               ------------

BANKING                                                                      2.0%
      BANK OF AMERICA CORP.                                                                    6,800                363,052
      UBS AG-REG                                                                               2,100                126,693
                                                                                                               ------------
                                                                                                                    489,745
                                                                                                               ------------
BEVERAGES - DOMESTIC                                                         2.5%
      PEPSICO, INC.                                                                           10,100                631,755
                                                                                                               ------------

BIOTECHNOLOGY                                                                0.5%
      GENENTECH, INC.                                                                         *1,500                121,695
                                                                                                               ------------

BUSINESS SERVICES                                                            0.8%
      FIRST DATA CORP.                                                                         7,900                201,608
                                                                                                               ------------

COMMUNICATIONS EQUIPMENT                                                     3.6%
      AMERICAN TOWER CORPORATION                                                              *9,828                366,388
      NII HOLDINGS, INC.                                                                      *8,312                535,625
                                                                                                               ------------
                                                                                                                    902,013
                                                                                                               ------------
COMPUTER SOFTWARE                                                            2.8%
      ADOBE SYSTEMS, INC.                                                                    *14,300                588,016
      ORACLE CORP.                                                                            *6,600                113,124
                                                                                                               ------------
                                                                                                                    701,140
                                                                                                               ------------
COMPUTERS                                                                    3.4%
      CISCO SYSTEMS, INC.                                                                    *26,000                710,580
      SUN MICROSYSTEMS, INC.                                                                 *23,800                128,996
                                                                                                               ------------
                                                                                                                    839,576
                                                                                                               ------------
DRUGS                                                                        1.5%
      NOVARTIS AG - ADR                                                                        6,710                385,422
                                                                                                               ------------

DIVERSIFIED                                                                  1.4%
      TEXTRON, INC.                                                                            3,800                356,326
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 23


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
ELECTRIC UTILITY                                                             4.7%
      CONSOL ENERGY, INC.                                                                     12,600           $    404,838
      GENERAL ELECTRIC & CO.                                                                  20,300                755,363
                                                                                                               ------------
                                                                                                                  1,160,201
                                                                                                               ------------
ELECTRONICS                                                                  6.2%
      EMC CORP/MASS                                                                          *15,085                199,122
      HARMAN INTERNATIONAL INDUSTRIES                                                          3,500                349,685
      PMC - SIERRA, INC.                                                                     *26,700                179,157
      ROCKWELL INTERNATIONAL CORP.                                                             6,100                372,588
      STMICROELECTRONICS N.V. - NY SHARES                                                     20,900                384,560
      MARVELL TECHNOLOGY GROUP LTD.                                                           *3,000                 57,570
                                                                                                               ------------
                                                                                                                  1,542,682
                                                                                                               ------------
ENERGY                                                                       1.1%
      WEATHERFORD INTERNATIONAL LTD.                                                          *6,300                263,277
                                                                                                               ------------

FINANCIAL SERVICES                                                          12.5%
      AMERICAN EXPRESS COMPANY                                                                10,340                627,328
      CHICAGO MERCANTILE EXCHANGE                                                              1,133                577,547
      GOLDMAN SACH GROUP, INC.                                                                 2,100                418,635
      MORGAN STANLEY DEAN WITTER DISCOVERY                                                     3,500                285,005
      NYSE GROUP, INC.                                                                        *3,200                311,040
      CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                33,900                887,502
                                                                                                               ------------
                                                                                                                  3,107,057
                                                                                                               ------------
HOTELS & LODGING                                                             3.0%
      HILTON HOTELS CORPORATION                                                               16,900                589,810
      LAS VEGAS SANDS CORP.                                                                   *1,700                152,116
                                                                                                               ------------
                                                                                                                    741,926
                                                                                                               ------------
INDUSTRIAL GOODS & SERVICES                                                  2.5%
      CORNING, INC.                                                                          *33,200                621,172
                                                                                                               ------------

INSTRUMENTATION                                                              1.9%
      THERMO ELECTRON CORP.                                                                  *10,500                475,545
                                                                                                               ------------

INSURANCE                                                                    1.2%
      AMERICAN INTERNATIONAL GROUP                                                             4,100                293,806
                                                                                                               ------------

INTERNET CONTENT                                                             4.2%
      GOOGLE, INC. CL. A                                                                      *2,251              1,036,540
                                                                                                               ------------

INVESTMENT COMPANY                                                           1.0%
      JUNIPER NETWORKS, INC.                                                                 *12,700                240,538
                                                                                                               ------------

MACHINERY & EQUIPMENT                                                        1.0%
      COOPERS INDUSTRIES, INC.                                                                 2,792                252,481
                                                                                                               ------------

MANUFACTURING-CAPITAL GOODS                                                  1.8%
      DANAHER CORP.                                                                            6,300                456,372
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

24 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 5.5%
      ALLERGAN, INC.                                                                           4,955           $    593,312
      JOHNSON & JOHNSON                                                                        7,110                469,402
      QIMONDA AG (ADS)                                                                        *3,400                 59,534
      HENRY SCHEIN, INC.                                                                      *4,800                235,104
                                                                                                               ------------
                                                                                                                  1,357,352
                                                                                                               ------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         5.0%
      APPLE COMPUTER                                                                          *5,016                425,557
      HEWLETT PACKARD                                                                         19,600                807,324
                                                                                                               ------------
                                                                                                                  1,232,881
                                                                                                               ------------
OIL & GAS EXPLOR PROD & SER                                                  3.8%
      SCHLUMBERGER LTD.                                                                        8,200                517,912
      GLOBALSANTAFE CORP.                                                                      7,284                428,153
                                                                                                               ------------
                                                                                                                    946,065
                                                                                                               ------------
PHARMACEUTICALS                                                              5.3%
      AMYLIN PHARMACEUTICALS, INC.                                                            *3,100                111,817
      GENZYME CORPORATION                                                                     *7,300                449,534
      MERCK & COMPANY, INC.                                                                   11,300                492,680
      UNITEDHEALTH GROUP, INC.                                                                 5,000                268,650
                                                                                                               ------------
                                                                                                                  1,322,681
                                                                                                               ------------
RETAIL STORES                                                                4.2%
      FEDERATED DEPARTMENT STORES                                                             *9,300                354,609
      STAPLES, INC.                                                                           11,550                308,385
      WAL-MART STORES, INC.                                                                    8,100                374,058
                                                                                                               ------------
                                                                                                                  1,037,052
                                                                                                               ------------
TECHNOLOGY-SOFTWARE                                                          1.8%
      SALESFORCE.COM, INC.                                                                   *12,100                441,045
                                                                                                               ------------

TELECOMMUNICATIONS                                                           3.4%
      AT&T, INC.                                                                              13,200                471,900
      COGNIZANT TECHNOLOGY SOLUTIONS CORP.                                                    *4,700                362,652
                                                                                                               ------------
                                                                                                                    834,552
                                                                                                               ------------

TOTAL COMMON STOCKS (Cost $21,733,602)                                                                           24,610,979
                                                                                                               ------------

WARRANTS - 0.1%                                                              0.1%
      LUCENT TECH WARRANT  EXPIRES 12/10/07                                                     *514                    159
      RAYTHEON CO. WARRANTS  EXPIRES 06/16/11                                                   *628                 11,254
                                                                                                               ------------
                                                                                                                     11,413
                                                                                                               ------------

TOTAL WARRANTS (Cost $0.00)                                                                                          11,413
                                                                                                               ------------

TOTAL INVESTMENTS - 100% (Cost $21,941,519)                                                                    $ 24,830,309
                                                                                                               ============

*Non-dividend producing as of December 31, 2006

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 25

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
CUSTODIAN CASH SWEEP - 6.3%                                                  6.3%
      NORTHERN INSTITUTIONAL DIV. ASSETS PORT. - U.S.                                      2,674,975           $  2,674,975
                                                                                                               ------------

TOTAL CUSTODIAN CASH SWEEP (Cost $2,674,975)                                                                      2,674,975
                                                                                                               ------------

COMMON STOCKS  - 93.7%
AEROSPACE                                                                    2.2%
      THALES SA - FRANCE                                                                      19,000                947,454
                                                                                                               ------------

APPAREL                                                                      1.0%
      WACOAL HOLDINGS CORPORATION - JAPAN                                                     33,000                448,449
                                                                                                               ------------

BREWERY                                                                      2.1%
      KIRIN BREWERY CO. LTD. - JAPAN                                                          57,000                896,269
                                                                                                               ------------

CABLE TV                                                                     3.0%
      PREMIERE AG - GERMANY                                                                  *77,100              1,294,447
                                                                                                               ------------

COAL                                                                         0.5%
      XSTRATA PLC - UNITED KINGDOM                                                             4,500                224,648
                                                                                                               ------------

CONSTRUCTION - FOREIGN                                                       1.1%
     TECHNIP-COFLEXIP SA - FRANCE                                                              7,000                480,446
                                                                                                               ------------

CONSUMER GOODS & SERVICES                                                    3.5%
      FUJI PHOTO FILM - JAPAN                                                                 36,100              1,483,562
                                                                                                               ------------

COSMETICS                                                                    1.9%
      SHISEIDO LTD. ORD - JAPAN                                                               38,000                823,935
                                                                                                               ------------

DRUGS                                                                        2.1%
      DAIICHI SANKYO CO. LTD. - JAPAN                                                         28,500                890,999
                                                                                                               ------------

ELECTRIC UTILITY                                                             5.1%
      KOREA ELECTRIC POWER CORP. - SPON. ADR - KOREA                                          36,000                817,560
      ENEL SPA - ITALY                                                                       132,900              1,370,872
                                                                                                               ------------
                                                                                                                  2,188,432
                                                                                                               ------------
ELECTRONICS                                                                  1.6%
      NEC ELECTRONICS CORP.  - JAPAN                                                         *23,900                698,983
                                                                                                               ------------

ENERGY                                                                       1.9%
      SUNCOR ENERGY, INC. - CANADA                                                            10,090                796,202
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

26 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/06

                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
FINANCIAL SERVICES                                                           4.1%
      ACOM CO. LTD. - JAPAN                                                                   10,400           $    349,609
      PROMISE CO. LTD. - JAPAN                                                                10,850                337,381
      TAKEFUJI CORP. - JAPAN                                                                  26,500              1,048,954
                                                                                                               ------------
                                                                                                                  1,735,944
                                                                                                               ------------
FOOD PRODUCTS                                                                2.5%
      GEMALTO - NETHERLANDS                                                                  *18,200                453,300
      J. SAINSBURY PLC - UNITED KINGDOM                                                       76,450                612,513
                                                                                                               ------------
                                                                                                                  1,065,813
                                                                                                               ------------
FOREST PRODUCTS                                                              2.9%
      STORA ENSO OYJ 'R' SHRS - FINLAND                                                       78,300              1,240,183
                                                                                                               ------------

FOREIGN AGENCIES                                                             1.6%
      YANZHOU COAL MINING CO. - HONG KONG                                                    296,000                239,001
      OPTI CANADA, INC. - CANADA                                                             *25,000                424,136
                                                                                                               ------------
                                                                                                                    663,137
                                                                                                               ------------
HOME BUILDERS                                                                0.7%
      SEKISUI HOUSE LTD. - JAPAN                                                              19,000                276,721
                                                                                                               ------------

LEISURE & TOURISM                                                            1.0%
      SANKYO CO. LTD. - JAPAN                                                                  8,000                443,062
                                                                                                               ------------

MANUFACTURING-CAPITAL GOODS                                                  3.1%
      MAGNA INTERNATIONAL, INC. CL. A - CANADA                                                16,200              1,304,910
                                                                                                               ------------

MATERIALS                                                                    2.0%
      ALUMINA LTD. - AUSTRALIA                                                               173,800                869,501
                                                                                                               ------------

METALS & MINING                                                              8.0%
      ANGLOGOLD ASHANTI - SPON ADR - SOUTH AFRICA                                             17,600                828,784
      LONMIN PLC - UNITED KINGDOM                                                             23,550              1,387,735
      IVANHOE MINES LTD. - CANADA                                                            *38,850                381,896
      NEWCREST MINING LIMITED - AUSTRALIA                                                     21,400                444,964
      APEX SILER MINES LTD. - CAYMAN ISLANDS                                                 *24,400                387,716
                                                                                                               ------------
                                                                                                                  3,431,095
                                                                                                               ------------
MINERALS                                                                     3.2%
      ANGLO AMERICAN - UNITED KINGDOM                                                         17,500                853,416
      LIHIR GOLD LIMITED - PAPUA NEW GUINEA                                                 *207,700                511,354
                                                                                                               ------------
                                                                                                                  1,364,770
                                                                                                               ------------
NATURAL RESOURCES                                                            2.0%
      AREVA - CI - FRANCE                                                                      1,150                854,573
                                                                                                               ------------

OIL & GAS EXPLOR PROD & SER                                                  6.0%
      ENTE NAZIONALE IDROC - ITALY                                                            25,400                854,232
      ROYAL DUTCH SHELL ADR-B - UNITED KINGDOM                                                18,185              1,293,863
      TOTAL NEW - FRANCE                                                                       5,900                425,584
                                                                                                               ------------
                                                                                                                  2,573,679
                                                                                                               ------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 27


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/06
                                                                             % OF          SHARES OR                  VALUE
SECURITY DESCRIPTION                                                  INVESTMENTS          PAR VALUE               (NOTE 2)
---------------------                                                ------------        -----------         --------------
PRINTING & PUBLISHING                                                        3.2%
      DAI NIPPON PRINTING CO., LTD. - JAPAN                                                   89,000           $  1,374,754
                                                                                                               ------------

PRECIOUS METALS                                                              4.9%
      BARRICK GOLD CORP. - CANADA                                                             68,063              2,089,534
                                                                                                               ------------

TELECOMMUNICATIONS                                                          20.4%
      CENTRAIS ELECTRICAS BRASILEIRAS S.A. - BRAZIL                                           35,500                398,232
      CHUNGHWA TELECOM CO. ADR - TAIWAN                                                       84,797              1,673,045
      KT CORPORATION - KOREA                                                                 *53,810              1,364,083
      NIPPON TELEGRAPH & TELEPHONE CORP. ADR - JAPAN                                          31,300                775,927
      TELECOM ITALIA - ITALY                                                                 647,550              1,642,743
      BELGACOM SA - BELGIUM                                                                   31,400              1,383,021
      VODAFONE  - UNITED KINGDOM                                                             538,806              1,492,581
                                                                                                               ------------
                                                                                                                  8,729,632
                                                                                                               ------------
WATER UTILITY                                                                2.1%
      UNITED UTILITIES - UNITED KINGDOM                                                       57,600                879,561
                                                                                                               ------------

TOTAL COMMON STOCKS (Cost $34,072,874)                                                                           40,070,695
                                                                                                               ------------

TOTAL INVESTMENTS - 100% (Cost $36,747,849)                                                                    $ 42,745,670
                                                                                                               ============

*Non-dividend producing as of December 31, 2006

At December 31, 2006 the breakdown by country was:

                                                   % OF MARKET      ACTUAL
            COUNTRY                                   VALUE      MARKET VALUE
            -----------------------------------------------------------------
            Australia                                  3.1%     $ 1,314,465
            Belgium                                    3.2%       1,383,021
            Brazil                                     0.9%         398,232
            Canada                                    11.7%       4,996,677
            Cayman Islands                             0.9%         387,716
            Finland                                    2.9%       1,240,183
            France                                     6.3%       2,708,057
            Germany                                    3.0%       1,294,447
            Hong Kong                                  0.6%         239,001
            Italy                                      9.1%       3,867,847
            Japan                                     23.0%       9,848,605
            Republic of Korea                          5.1%       2,181,644
            Netherlands                                1.1%         453,300
            Papua New Guinea                           1.2%         511,354
            South Africa                               1.9%         828,784
            Taiwan                                     3.9%       1,673,045
            United Kingdom                            15.8%       6,744,317
            United States                              6.3%       2,674,975
                                                     ------     -----------
                                                     100.0%     $42,745,670
                                                     ======     ===========


   The accompanying notes are an integral part of these financial statements.

28 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Assets and Liabilities

                                                           INTERMEDIATE                                       INTERNATIONAL
As of December 31, 2006                                      BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                                            -----------     ------------       -----------     -----------
ASSETS
Investments at cost                                         $90,576,907     $109,758,512       $21,941,519     $36,747,849
                                                            -----------     ------------       -----------     -----------
Investments at value                                         90,013,326      130,488,280        24,830,309      42,745,670
Cash                                                             13,483               --                --              --
Collateral for securities on loan                             7,734,053       10,074,149         1,994,079      11,917,626
Foreign currency held at fair value
     (cost $8,468)                                                8,427               --                --              --
Receivables:
     Investment income                                          808,871          305,327            24,220          76,250
Other assets                                                         --            2,518                --          10,446
                                                            -----------     ------------       -----------     -----------
Total Assets                                                 98,578,160      140,870,274        26,848,608      54,749,992
                                                            -----------     ------------       -----------     -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                               82,990          213,521            43,703          87,310
     Transfer agent fees                                            475           55,902             1,344             876
     12b-1 fees                                                  22,783           36,461             6,244          10,272
     Service fees                                                34,175           56,495             9,366          15,408
Payables - general:
     Collateral for securities on loan                        7,734,053       10,074,149         1,994,079      11,917,626
     Due to broker-variation margin                                  --            5,670                --              --
Accrued expenses                                                  8,947           12,863             7,031          11,569
                                                            -----------     ------------       -----------     -----------
Total Liabilities                                             7,883,423       10,455,061         2,061,767      12,043,061
                                                            -----------     ------------       -----------     -----------

NET ASSETS                                                  $90,694,737     $130,415,213       $24,786,841     $42,706,931
                                                            ===========     ============       ===========     ===========

SHARES OUTSTANDING                                            9,225,357       13,292,086         3,241,859       4,293,468
                                                            ===========     ============       ===========     ===========

NET ASSET VALUE PER SHARE                                         $9.83                              $7.65           $9.95

Class A based on net assets of
$125,459,119 and 12,789,396
shares outstanding                                                                 $9.81

Class R based on net assets of
$4,956,094 and 502,690
shares outstanding                                                                 $9.86

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 29

ACTIVA Statement of Operations
For the year ended December 31, 2006

                                                            INTERMEDIATE                                       INTERNATIONAL
                                                             BOND FUND        VALUE FUND        GROWTH FUND         FUND
                                                             ----------      -----------        -----------      ----------
INVESTMENT INCOME
Interest                                                     $4,893,215         $115,984           $40,966          $50,165
Dividends                                                            --        3,494,575           205,727        1,116,663
Miscellaneous                                                     7,938           13,655            14,945           23,461
                                                             ----------      -----------          --------       ----------
Total Investment Income                                       4,901,153        3,624,214           261,638        1,190,289
                                                             ----------      -----------          --------       ----------

EXPENSES
Advisory fees                                                   345,827          821,280           168,893          331,169
12b-1 fees                                                       95,569          139,812            24,129           38,961
Service fees                                                    143,356          216,384            36,194           58,442
Shareholder report                                                2,978           46,192             3,672            3,261
Fund accounting fees                                             57,996           69,080            42,305           44,149
Audit fees                                                       25,043           22,543            22,543           22,543
Custodian fees                                                   11,664           23,425             9,006           27,415
Insurance                                                        12,425           14,148             2,496            3,650
Legal fees                                                        8,727            8,727            18,789            8,727
Registration fees                                                 5,669            7,313             1,701            2,401
Transfer agent fees                                               1,911          219,528             5,532            3,458
Transfer agent fees - Class R                                        --            8,885                --               --
Trustee fees                                                     14,311           14,311            14,311           14,311
                                                             ----------      -----------          --------       ----------
Total Expenses                                                  725,476        1,611,628           349,571          558,487
                                                             ----------      -----------          --------       ----------

Net Investment Income (Loss)                                  4,175,677        2,012,586           (87,933)         631,802
                                                             ----------      -----------          --------       ----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                                (1,461,031)      19,998,165         1,771,969        3,640,780
     Net realized gain (loss) from
        foreign currency transactions                            (3,971)              --                --          (56,787)
     Net realized gain (loss) from
        futures contracts                                            --           95,102                --               --
     Changes in net unrealized appreciation or
        (depreciation) of investments and
        foreign currency                                        432,668        3,023,838          (793,618)       2,893,984
                                                             ----------      -----------          --------       ----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                       (1,032,334)      23,117,105           978,351        6,477,977
                                                             ----------      -----------          --------       ----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                         $3,143,343      $25,129,691          $890,418       $7,109,779
                                                             ==========      ===========          ========       ==========

   The accompanying notes are an integral part of these financial statements.

30 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Changes in Net Assets
                                                                        INTERMEDIATE BOND FUND               VALUE FUND
                                                                         YEAR           YEAR            YEAR           YEAR
                                                                         ENDED          ENDED           ENDED          ENDED
Increase (Decrease) in:                                                12/31/06       12/31/05        12/31/06       12/31/05
                                                                       -------------------------      -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $4,175,677     $6,101,863      $2,012,586     $1,431,836
Net realized gain (loss) on investments                                (1,465,002)       659,616      20,093,267      9,313,280
Net increase (decrease) in unrealized appreciation                        432,668     (3,842,975)      3,023,838       (375,659)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations         3,143,343      2,918,504      25,129,691     10,369,457

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (4,156,259)    (6,333,002)     (1,940,893)    (1,421,795)
     Class R                                                                   --             --         (65,068)       (49,369)
Net realized gain from investment transactions:
     Class A                                                                   --       (453,148)     (4,963,128)            --
     Class R                                                                   --             --        (159,663)            --
                                                                      -----------   ------------    ------------   ------------
Total distributions to shareholders                                    (4,156,259)    (6,786,150)     (7,128,752)    (1,471,164)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               37,070         91,353      25,022,292     15,233,245
     Class R                                                                   --             --         845,062      1,281,276
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            4,156,170      6,785,885       6,803,258      1,397,923
     Class R                                                                   --             --         224,731         49,369
Payment for shares redeemed:
     Class A (Note 5)                                                 (34,170,520)   (57,774,072)    (56,406,025)    (7,869,807)
     Class R                                                                   --             --        (935,668)      (862,318)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (29,977,280)   (50,896,834)    (24,446,350)     9,229,688
                                                                      -----------   ------------    ------------   ------------
Net Increase (Decrease) in Net Assets                                 (30,990,196)   (54,764,480)     (6,445,411)    18,127,981
Net Assets, beginning of year                                         121,684,933    176,449,413     136,860,624    118,732,643
                                                                      -----------   ------------    ------------   ------------
Net Assets, end of year                                               $90,694,737   $121,684,933    $130,415,213   $136,860,624
                                                                      ===========   ============    ============   ============

NET ASSETS CONSIST OF:
     Capital                                                          $92,608,935   $122,586,214     $95,624,224   $120,070,575
     Undistributed net investment income (loss)                                --             --              --            --
     Return of capital                                                    (20,815)        (2,441)        (59,707)       (66,332)
     Undistributed net realized gain (loss) from investments           (1,330,406)        96,804      14,106,005       (864,471)
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                             (562,977)      (995,644)     20,744,691     17,720,852
                                                                      -----------   ------------    ------------   ------------
                                                                      $90,694,737   $121,684,933    $130,415,213   $136,860,624
                                                                      ===========   ============    ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                3,804          8,988       2,482,061      1,824,745
     Class R                                                                   --             --          91,071        153,233
Reinvested distributions:
     Class A                                                              425,145        674,988         695,630        160,129
     Class R                                                                   --             --          22,885          5,629
Shares redeemed:
     Class A                                                           (3,485,710)    (5,692,312)     (5,713,012)      (950,920)
     Class R                                                                   --             --        (101,716)      (104,162)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in fund shares                                 (3,056,761)    (5,008,336)     (2,523,081)     1,088,654
Shares outstanding, beginning of year                                  12,282,118     17,290,454      15,815,167     14,726,513
                                                                      -----------   ------------    ------------   ------------
Shares outstanding, end of year                                         9,225,357     12,282,118      13,292,086     15,815,167
                                                                      ===========   ============    ============   ============

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 31

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND                INTERNATIONAL FUND
                                                                         YEAR           YEAR            YEAR           YEAR
                                                                         ENDED          ENDED           ENDED          ENDED
Increase (Decrease) in:                                                12/31/06       12/31/05        12/31/06       12/31/05
                                                                       -------------------------      -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($87,933)     ($124,692)       $631,802       $355,199
Net realized gain (loss) on investments                                 1,771,969      3,182,451       3,583,993      5,227,753
Net increase (decrease) in unrealized appreciation                       (793,618)    (1,809,731)      2,893,984     (1,372,640)
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in net assets resulting from operations           890,418      1,248,028       7,109,779      4,210,312

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --        (555,448)      (220,522)
     Class R                                                                   --             --              --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --      (3,317,977)            --
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Total distributions to shareholders                                            --             --      (3,873,425)      (220,522)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               61,873        114,783         121,488         59,048
     Class R                                                                   --             --              --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --       3,873,420        220,522
     Class R                                                                   --             --              --             --
Payment for shares redeemed:
     Class A (Note 5)                                                    (333,577)   (10,115,954)        (52,942)    (2,068,519)
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in net assets derived
     from capital share transactions                                     (271,704)   (10,001,171)      3,941,966     (1,788,949)
                                                                      -----------    -----------     -----------    -----------
Net Increase (Decrease) in Net Assets                                     618,714     (8,753,143)      7,178,320      2,200,841
Net Assets, beginning of year                                          24,168,127     32,921,270      35,528,611     33,327,770
                                                                      -----------    -----------     -----------    -----------
Net Assets, end of year                                               $24,786,841    $24,168,127     $42,706,931    $35,528,611
                                                                      ===========    ===========     ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,403,397    $27,675,102     $37,503,014    $33,561,048
     Undistributed net investment income (loss)                          (768,791)      (680,858)       (887,870)      (907,437)
     Return of capital                                                         --             --              --            --
     Undistributed net realized gain (loss) from investments           (4,736,556)    (6,508,525)         92,989       (229,815)
     Unrealized appreciation (depreciation) of investments
        and foreign currency                                            2,888,791      3,682,408       5,998,798      3,104,815
                                                                      -----------    -----------     -----------    -----------
                                                                      $24,786,841    $24,168,127     $42,706,931    $35,528,611
                                                                      ===========    ===========     ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                8,315         16,983          12,286          6,925
     Class R                                                                   --             --              --             --
Reinvested distributions:
     Class A                                                                   --             --         390,465         24,154
     Class R                                                                   --             --              --             --
Shares redeemed:
     Class A                                                              (44,730)    (1,470,831)         (5,370)      (259,682)
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in fund shares                                    (36,415)    (1,453,848)        397,381       (228,603)
Shares outstanding, beginning of year                                   3,278,274      4,732,122       3,896,087      4,124,690
                                                                      -----------    -----------     -----------    -----------
Shares outstanding, end of year                                         3,241,859      3,278,274       4,293,468      3,896,087
                                                                      ===========    ===========     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

32 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

3.  SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2006), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the Statement of Operations. This unrealized gain or loss is the difference


                                            ACTIVA Mutual Funds Annual Report 33

ACTIVA Notes to Financial Statements continued

between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the year ended December 31, 2006.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at year end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the


34 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

collateral. At December 31, 2006, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
----                     -----------------       -----------
Intermediate Bond              $12,981,009       $13,285,756
Value                          $12,128,283       $12,472,736
Growth                          $2,374,655        $2,447,771
International                  $11,579,019       $11,991,218

The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities in accordance with Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Previously, all collateral received and the value of securities loaned were stated in the notes to the financial statements but were not recorded in the Statement of Assets and Liabilities. The amount of cash collateral that was omitted as an asset and liability in the Statement of Assets and Liabilities at December 31, 2005 was $38,130,685. There was no impact on net assets as previously reported.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. FIN 48 seeks to reduce the significant diversity in practice associated with financial statement recognition and measurement in accounting for income taxes and prescribes a recognition threshold and measurement attribute for disclosure of tax positions taken or expected to be taken on an income tax return. This interpretation will be effective for the Funds as of January 1, 2007. The Funds do not expect the adoption of FIN 48 will have a significant impact on its results of operations, financial position or cash flows.

In September 2006, the FASB also issued SFAS No. 157, Fair Value Measurements (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. This Statement applies to fair value measurements already required or permitted by existing standards and will be effective for the Funds as of January 1, 2008. The Funds do not expect the adoption of SFAS 157 will have a significant impact on its results of operations, financial position or cash flows.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will


                                            ACTIVA Mutual Funds Annual Report 35

ACTIVA Notes to Financial Statements continued

make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS

Intermediate Bond    .40% on first $50 million; .32% on next
                     $100 million; .24% on assets in excess
                     of $150 million

Value                .60% on first $100 million; .50% on
                     assets in excess of $100 million; the
                     minimum annual fee shall be $350,000
                     plus .20% of average net assets

Growth               .70% on first $25 million; .65% on next
                     $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on
                     assets in excess of $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER

Intermediate Bond    McDonnell Investment Management, LLC

                     Value Wellington Management Company, LLP

                     Growth BlackRock Capital Management, Inc.

International        Tradewinds NWQ Global Investors, LLC*

*Tradewinds NWQ Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2006 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15 of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund


36 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

5.  INVESTMENT TRANSACTIONS

At December 31, 2006, the cost of investments owned by the Value Fund was $109,856,376 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $21,786,523. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $1,154,619. Net unrealized appreciation for tax purposes was $20,631,904, at December 31, 2006.

The unrealized appreciation (depreciation) at October 31, 2006 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                               Net      Cost for
                                Gross         Gross     unrealized       federal
                           unrealized    unrealized   appreciation    income tax
Fund                     appreciation  depreciation  (depreciation)     purposes
--------------------------------------------------------------------------------
Intermediate
  Bond                     $  632,475    $1,069,985      $(437,510)  $90,929,190
Growth                      3,319,237       329,348      2,989,889    21,639,077
International               5,484,528     1,738,475      3,746,053    36,326,150

For the year ended December 31, 2006, each fund purchased and sold securities, excluding short-term securities, in the following amounts:

                  U.S. Government Obligations              Other Securities
                  ---------------------------     ------------------------------
Fund                Purchases         Sales           Purchases            Sales
--------------------------------------------------------------------------------
Intermediate
  Bond             $5,738,749   $13,533,509         $43,695,885     $ 66,150,873
Value                      --            --          89,380,486      119,306,876
Growth                     --            --          25,150,574       25,317,055
International              --            --          18,214,671       18,819,990

On March 28, 2006 Amway Investment Corp., a principal shareholder of the Activa Mutual Fund, redeemed $30,000,000 from the Activa Intermediate Bond Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

On December 20, 2006 Jay Van Andel Trust U/A/D 8/28/78, a principal shareholder of the Activa Mutual Fund, who owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership redeemed $27,000,000 from the Activa Value Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of fund shares.

6.  SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 11, 2007, Alticor, Inc. purchased 217,710 Value Fund shares valued at $2,113,960 (based upon the net asset value of $9.71 per share) and transferred the shares to these Independent Business Owners.

On January 22, 2007, the Intermediate Bond Fund declared and paid a dividend of $.022163 per share, to shareholders of record on January 19, 2007. The amount distributed was $204,458.


                                            ACTIVA Mutual Funds Annual Report 37

ACTIVA Financial Highlights

                                                                                        INTERMEDIATE BOND FUND
                                                               -------------------------------------------------------------------
                                                                      YEAR          YEAR          YEAR          YEAR          YEAR
                                                                     ENDED         ENDED         ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/06      12/31/05      12/31/04      12/31/03      12/31/02
                                                               -----------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Year                                   $9.91        $10.21        $10.28        $10.71        $10.39
Income from investment operations:
   Net investment income (loss)                                       0.43          0.44          0.41          0.46          0.53
   Net realized and unrealized gains (losses) on securities          (0.08)        (0.27)        (0.02)        (0.09)         0.36
                                                               -----------  ------------  ------------  ------------  ------------
Total from investment operations                                      0.35          0.17          0.39          0.37          0.89
Less Distributions:
   Dividends from net investment income                               0.43          0.44          0.41          0.46          0.53
   Dividends in excess of net investment income                         --            --            --            --            --
   Distributions from capital gains                                     --          0.03          0.05          0.34          0.04
                                                               -----------  ------------  ------------  ------------  ------------
Total Distributions                                                   0.43          0.47          0.46          0.80          0.57
                                                               -----------  ------------  ------------  ------------  ------------
Net Asset Value, End of Year                                         $9.83         $9.91        $10.21        $10.28        $10.71
                                                               ===========  ============  ============  ============  ============
Total Return                                                         3.68%         1.70%         3.86%         3.49%         8.85%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $90,694,737  $121,684,933  $176,449,413  $169,963,044  $164,162,796
                                                               -----------  ------------  ------------  ------------  ------------
Ratio of expenses to average net assets                               0.8%          0.7%          0.7%          0.7%          0.7%
Ratio of net income (loss) to average net assets                      4.4%          4.0%          4.0%          4.6%          5.3%
Portfolio turnover rate                                              53.1%         94.6%         76.2%        104.0%         52.3%
                                                                                         VALUE FUND - CLASS A
                                                              ---------------------------------------------------------------------
                                                                      YEAR          YEAR           YEAR          YEAR          YEAR
                                                                     ENDED         ENDED          ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/06      12/31/05       12/31/04      12/31/03      12/31/02
                                                              ------------  ------------   ------------  ------------  ------------
Net Asset Value, Beginning of Year                                   $8.65         $8.06          $7.06         $5.56         $6.85
Income from investment operations:
   Net investment income (loss)                                       0.13          0.09           0.09          0.08          0.07
   Net realized and unrealized gains (losses) on securities           1.49          0.59           1.00          1.50         (1.29)
                                                              ------------  ------------   ------------  ------------  ------------
Total from investment operations                                      1.62          0.68           1.09          1.58         (1.22)
Less Distributions:
   Dividends from net investment income                               0.13          0.09           0.09          0.08          0.07
   Dividends in excess of net investment income                         --            --             --            --            --
   Distributions from capital gains                                   0.33            --             --            --            --
                                                              ------------  ------------   ------------  ------------  ------------
Total Distributions                                                   0.46          0.09           0.09          0.08          0.07
                                                              ------------  ------------   ------------  ------------  ------------
Net Asset Value, End of Year                                         $9.81         $8.65          $8.06         $7.06         $5.56
                                                              ============  ============   ============  ============  ============
Total Return                                                        18.80%         8.47%         15.40%        28.37%       -17.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                       $125,459,119  $132,596,978   $115,203,837  $135,146,120  $110,168,624
                                                              ------------  ------------   ------------  ------------  ------------
Ratio of expenses to average net assets                               1.1%          1.2%           1.2%          1.1%          1.1%
Ratio of net income (loss) to average net assets                      1.4%          1.1%           1.1%          1.2%          1.0%
Portfolio turnover rate                                              63.6%         54.4%         103.8%         65.7%         84.9%
                                                                                      VALUE FUND - CLASS R
                                                              -----------------------------------------------------------------
                                                                    YEAR          YEAR          YEAR          YEAR         YEAR
                                                                   ENDED         ENDED         ENDED         ENDED        ENDED
Per share outstanding for each year                             12/31/06      12/31/05      12/31/04      12/31/03     12/31/02
                                                              ----------    ----------    ----------    ----------   ----------
Net Asset Value, Beginning of Year                                 $8.69         $8.10         $7.09         $5.57        $6.86
Income from investment operations:
   Net investment income (loss)                                     0.14          0.10          0.08          0.07         0.07
   Net realized and unrealized gains (losses) on securities         1.50          0.59          1.01          1.52        (1.29)
                                                              ----------    ----------    ----------    ----------   ----------
Total from investment operations                                    1.64          0.69          1.09          1.59        (1.22)
Less Distributions:
   Dividends from net investment income                             0.14          0.10          0.08          0.07         0.07
   Dividends in excess of net investment income                       --            --            --            --           --
   Distributions from capital gains                                 0.33            --            --            --           --
                                                              ----------    ----------    ----------    ----------   ----------
Total Distributions                                                 0.47          0.10          0.08          0.07         0.07
                                                              ----------    ----------    ----------    ----------   ----------
Net Asset Value, End of Year                                       $9.86         $8.69         $8.10         $7.09        $5.57
                                                              ==========    ==========    ==========    ==========   ==========
Total Return                                                      18.89%         8.52%        15.44%        28.65%      -17.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                       $4,956,094    $4,263,646    $3,528,806    $2,204,343   $1,489,146
                                                              ----------    ----------    ----------    ----------   ----------
Ratio of expenses to average net assets                             1.1%          1.1%          1.2%          1.0%         1.0%
Ratio of net income (loss) to average net assets                    1.4%          1.2%          1.4%          1.3%         1.1%
Portfolio turnover rate                                            63.6%         54.4%        103.8%         65.7%        84.9%

38 ACTIVA Mutual Funds Annual Report

                                            ACTIVA Mutual Funds Annual Report 39

ACTIVA Financial Highlights continued

                                                                                         GROWTH FUND
                                                               ---------------------------------------------------------------
                                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                                     ENDED        ENDED        ENDED        ENDED        ENDED
Per share outstanding for each year                               12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
                                                               -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year                                   $7.37        $6.96        $6.35        $4.94        $7.45
Income from investment operations:
   Net investment income (loss)                                         --           --           --        (0.03)       (0.02)
   Net realized and unrealized gains (losses) on securities           0.28         0.41         0.61         1.44        (2.49)
                                                               -----------  -----------  -----------  -----------  -----------
Total from investment operations                                      0.28         0.41         0.61         1.41        (2.51)
Less Distributions:
   Dividends from net investment income                                 --           --           --           --           --
   Dividends in excess of net investment income                         --           --           --           --           --
   Distributions from capital gains                                     --           --           --           --           --
                                                               -----------  -----------  -----------  -----------  -----------
Total Distributions                                                     --           --           --           --           --
                                                               -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year                                         $7.65        $7.37        $6.96        $6.35        $4.94
                                                               ===========  ===========  ===========  ===========  ===========
Total Return                                                         3.80%        5.89%        9.61%       28.54%      -33.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $24,786,841  $24,168,127  $32,921,270  $30,019,431  $23,319,398
Ratio of expenses to average net assets                               1.4%         1.4%         1.3%         1.4%         1.4%
Ratio of net income (loss) to average net assets                     -0.4%        -0.4%         0.0%        -0.5%        -0.6%
Portfolio turnover rate                                             105.9%        79.0%        87.4%       101.0%       143.0%
                                                                                       INTERNATIONAL FUND
                                                               ------------------------------------------------------------------
                                                                      YEAR          YEAR         YEAR          YEAR          YEAR
                                                                     ENDED         ENDED        ENDED         ENDED         ENDED
Per share outstanding for each year                               12/31/06      12/31/05     12/31/04      12/31/03      12/31/02
                                                               -----------   -----------  -----------   -----------   -----------
Net Asset Value, Beginning of Year                                   $9.12         $8.08        $7.10         $5.40         $6.77
Income from investment operations:
   Net investment income (loss)                                       0.14          0.06         0.01          0.02            --
   Net realized and unrealized gains (losses) on securities           1.68          1.04         0.97          1.70         (1.37)
                                                               -----------   -----------  -----------   -----------   -----------
Total from investment operations                                      1.82          1.10         0.98          1.72         (1.37)
Less Distributions:
   Dividends from net investment income                               0.14          0.06           --          0.02            --
   Dividends in excess of net investment income                         --            --           --            --            --
   Distributions from capital gains                                   0.85            --           --            --            --
                                                               -----------   -----------  -----------   -----------   -----------
Total Distributions                                                   0.99          0.06           --          0.02            --
                                                               -----------   -----------  -----------   -----------   -----------
Net Asset Value, End of Year                                         $9.95         $9.12        $8.08         $7.10         $5.40
                                                               ===========   ===========  ===========   ===========   ===========
Total Return                                                        20.02%        13.58%       13.80%        31.90%       -20.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year                                        $42,706,931   $35,528,611  $33,327,770   $29,428,761   $22,237,059
Ratio of expenses to average net assets                               1.4%          1.6%         1.7%          1.7%          1.9%
Ratio of net income (loss) to average net assets                      1.6%          1.1%         0.2%          0.5%          0.0%
Portfolio turnover rate                                              48.4%        178.3%       199.6%        188.0%        208.2%

40 ACTIVA Mutual Funds Annual Report

                                            ACTIVA Mutual Funds Annual Report 41

ACTIVA Report of Independent Registered
Public Accounting Firm


To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) (the Trust) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Activa Mutual Fund Trust, as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP

Grand Rapids, Michigan

February 13, 2007


42 ACTIVA Mutual Funds Annual Report

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

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

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

Logo: ACTIVA Mutual Funds


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM



                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.
----------------------

The Code of Ethics adopted by the Board of Trustees for registrants senior executive and financial officers is attached hereto as an exhibit. Activa Mutual Fund Trust hereby undertakes to provide to any person without charge, upon request, a copy of such Code of Ethics. The request can be made in writing addressed to the Fund's address as identified on this Form N-CSR or by telephone at 800-346-2670.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Audit Committee of the Board of Trustees of Activa Mutual Fund Trust is composed of three of the Fund's Trustees who are not affiliated with the Fund's Investment Adviser. All members are independent. All members have accounting or related financial management experience.

The Trustees have not determined that any of the members of the Audit Committee meet the technical requirements of the definition of "Audit Committee Financial Expert." This is due in large part to what the Trustees view as complexities and vagueness in the definition. In addition, the Trustees believe that there are several reasons why it is not necessary to have a Financial Expert as a member of the Committee. Those reasons include the fact that financial statements of mutual funds are less complex than those of operating companies; the financial statements do not involve accounting issues such as those that led to the Sarbanes-Oxley reform; the Funds have not had any problems with its previous financial statements; the Audit Committee has sufficient financial and accounting experience to satisfy the objectives of Sarbanes-Oxley with respect to overseeing the financial statements, the audit process, and internal controls; and the Audit Committee can hire financial experts to assist it from time to time if circumstances so warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
----------------------------------------------

The following Schedule A summarizes the principal accountant's fees and services provided to the registrant and the non-audit fees and services provided to the investment adviser or any affiliated entity by BDO Seidman LLP for the last two fiscal years. Schedule B is the Pre-Approval Policies and Procedures for the Registrant. The Audit Committee has determined that the services rendered to the Fund's Adviser and to Activa Management Services, who controls the Investment Adviser, are consistent with maintaining the principal accountant's independence.


SCHEDULE A

ACTIVA MUTUAL FUND TRUST
FORM N-CSR PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

                     2005                    2006
              --------------------     ------------------
                         Investment            Investment
                 Fund    Advisor(1)     Fund   Advisor(1)  Aggregate
              --------------------     ------------------  ---------

Audit         $ 63,041        $ -      $62,587       $ -    $125,628

Audit-related    9,850(3)       -        2,460(2)      -      12,310

Tax             26,702(5)       -       27,586(4)      -      54,288

              --------------------     ------------------   --------
Total         $ 99,593        $ -      $92,633       $ -    $192,226
              ====================     ==================   ========

(1)  Includes fees billed to both the investment adviser and its parent, Activa
     Management Services, LLC.

(2) Fees billed for consulation and research regarding new compliance requirements; read and provide comments on June 30th Form N-SAR; and anti-money laundering procedures.

(3) Fees billed for consulation and research regarding new compliance requirements; read and provide comments on June 30th Form N-SAR; anti-money laundering procedures; and redemption-in-kind.

(4) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance;
     research related to redemption-in-kind transaction for the Bond fund and research related to foreign tax credits regarding the International fund.

(5) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance;
     and research related to redemption-in-kind transactions for the Bond and Growth funds.


SCHEDULE B

                            ACTIVA MUTUAL FUND TRUST
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.   STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Funds. Unless a type of service to be provided by the independent auditors has otherwise received pre-approval, it will require specific pre-approval by the Audit Committee.

     For pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Appendix A to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit

Committee has pre-approved the Audit services listed in Appendix A. Any other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in Appendix A. Any other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

V.   TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix A. Any Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services, provided to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in Appendix A. Any permissable Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Appendix
B. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. ENGAGEMENT TERMS AND FEE ARRANGEMENTS

         Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII. PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Funds' President and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Funds, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditors its methods and procedures for ensuring independence.

APPENDIX A

The Audit Committee has considered the planned performance of the following audit and permitted non-audit services by BDO Seidman, LLP for its fiscal year ended December 31, 2006. All other services not listed below must be specifically pre-approved by the Audit Committee.

THE FOLLOWING SERVICES DO NOT INVOLVE PROHIBITED SERVICES AS ESTABLISHED BY THE SEC.

PRE-APPROVED AUDIT SERVICES

o    Audit of financial statements

o    Report on Internal Controls Required by SEC under Form N-SAR

o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

o Consultations by the Funds' management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

o    Review and provide comments on Semi-Annual Shareholder Report

o Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

o General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

o Independent review of Anti-money laundering policies and procedures for the Funds and its adviser

PRE-APPROVED TAX SERVICES

o        U.S. federal and state, tax compliance for the Funds

          >>   Preparation of Forms 1120 RIC

          >> Review of board minutes and comment on compliance with Internal Revenue Code requirements

          >> Planning and consulting regarding review of wash sale gain/loss reports and ordinary income distribution

o    U.S. federal and state tax planning and advice for the Funds

o Consultation by the Company's management as to tax related disclosure in the Company's registration statement and other regulatory filings

Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments or interpretation relative to disclosures in the Company's registration statement and other regulatory filings; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

o    None

APPENDIX B

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 7, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.